CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Pinnacle Resources, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's report on Form 10-K for the years ended June 30, 2009 and 2008 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Robert A. Hildebrand
                                  ------------------------
                                  Robert A. Hildebrand
                                  Chief Financial Officer

January 20, 2010